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                                                                  EXHIBIT 10.05
                           FIRST AMENDMENT AGREEMENT


     THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), dated as of August 6, 1996, is among HOLLINGER INTERNATIONAL PUBLISHING INC. (the "Company"), the Lenders listed on the signature pages hereto (the "Lenders" and each a "Lender"), THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), as Documentation Agent, THE TORONTO-DOMINION BANK, as Issuing Bank (the "Issuing Bank"), and TORONTO DOMINION (TEXAS), INC. ("TD Texas"), as Administrative Agent;


                               W I T N E S E T H:

     WHEREAS, the Company, the Issuing Bank and TD Texas are parties to that certain Amended and Restated Credit Agreement dated as of May 30, 1996 (the "Credit Agreement");

     WHEREAS, TD Texas wishes to assign certain portions of its Commitment under the Credit Agreement to certain Lenders and the parties desire to appoint Toronto Dominion Securities (USA), Inc., as Arranger, First Chicago as Managing Agent and Documentation Agent, Bank of America National Trust and Savings Association as Managing Agent, and Barclays Bank PLC as Managing Agent and Syndication Agent under the Credit Agreement; and

     WHEREAS, the parties hereto wish to increase the Commitments and amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

     SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

     SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

     2.1 Amendments to Section 1. Section 1 of the Credit Agreement is amended as follows:

     (a) The definition of "Agents" is amended in its entirety to read as follows:


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     Agents means the Administrative Agent, the Documentation Agent and any
co-agent named from time to time by the Administrative Agent and the Company.

     (b) The definition of "Collateral Document" is amended by inserting the following at the end thereof:

and any other document executed from time to time pursuant to which a Lien is granted in favor of the Administrative Agent to secure the obligations of the Company under the Loan Documents or the obligations of any Guarantor under any Loan Document to which it is party, including, without limitation, any documents executed pursuant to Section 10.7, 10.8 or 10.35 or as required under Section
12.1.9 or 12.1.10.

     (c) Clause (b)(ii) of the definition of "Excess Cash Flow" is amended by deleting the words "obligations under the Loan Documents" and inserting therefor the words "scheduled principal payments on the AP 91 Senior Notes".

     (d) The definition of "Guarantor" is amended in its entirety to read as follows:

     Guarantor means (a) as of the Closing Date, Hollinger International, Holdco, and each of the Company's Restricted Subsidiaries listed on Schedule 9.8 other than the Subsidiaries of AP-91, Palestine Post, JPEH, JPPL and STDS, (b) thereafter, the Persons referred to in clause (a) and each other Person which from time to time executes and delivers a counterpart of the Subsidiary Guaranty.

     (e) The definition of "Guaranties" is amended in its entirety to read as follows:

     Guaranties means the Hollinger International Guaranty, the Subsidiary Guaranty and the Holdco Guaranty.

     (f) The definition of "Holdco Pledge Agreement" is amended in its entirety to read as follows:

     Holdco Pledge Agreement means the Amended and Restated Holdco Pledge Agreement dated as of the Closing Date issued by Holdco and Hollinger International (as amended, supplemented or otherwise modified from time to time).

     (g) The definition of "Operating Cash Flow" is amended by inserting the following at the end thereof:


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     Notwithstanding the foregoing, for purposes of calculating Excess Cash
Flow, Operating Cash Flow shall not be adjusted for Acquisitions or Asset Swaps.

     (h) The definition of "Telegraph" is amended in its entirety to read as follows:

     Telegraph means, (a) prior to its registration as a private limited company, The Telegraph plc, a public limited liability company incorporated under the laws of England and Wales and (b) thereafter, Telegraph Group Limited, a limited liability company incorporated under the laws of England and Wales.

     (i) Section 1 is amended by adding the following definitions in the proper alphabetical order:

     Additional Commitment means the $50,000,000 increase to the Original Commitment pursuant to this Amendment.

     Documentation Agent means First Chicago.

     First Amendment Agreement means the First Amendment Agreement dated August 6, 1996, among the Company, the Lenders, the Issuing Bank, the Documentation Agent, and the Administrative Agent.

     First Chicago means The First National Bank of Chicago.

     Holdco Guaranty means the Guaranty dated as of the Closing Date issued by Holdco, as amended, supplemented or otherwise modified from time to time.

     Original Commitment means the $100,000,000 commitment under the Existing Credit Agreement as continued under this Agreement.

     Purchase Option has the meaning set out in the Scheme Circular.

     (j) Second Reaffirmation has the meaning set forth in Section 4(b) of the First Amendment Agreement.

     2.2 Section 2.2. Section 2.2 of the Credit Agreement is amended by adding the following at the end of the third sentence thereof:


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"and (iv) the Dollar Equivalent of all Eurocurrency Loans denominated in
Sterling shall not exceed $140,000,000."

     2.3 Section 2.3 of the Credit Agreement is amended by adding the following new sentence at the end thereof:

     "All loans shall be deemed to be made pursuant to that portion of the Commitment attributable to the Additional Commitment, until such Additional Commitment has been fully advanced, unless the Company otherwise specifies to the Administrative Agent in writing at the time of such borrowing."

     2.4 Section 6.1.2. Section 6.1.2 of the Credit Agreement is amended in its entirety to read as follows:

     (a) On each date that is one Business Day after the receipt by the Company, its Restricted Subsidiaries or any Unrestrictive Subsidiary formed after the Effective Date of Net Cash Proceeds (other than Net Cash Proceeds received in connection with Asset Sales permitted under Section 10.11(c)), the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such Net Cash Proceeds.

     (b) On the date that TelHoldco receives any special dividend on shares of Telegraph paid pursuant to the Scheme, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such dividend.

     2.5 Section 6.1. Section 6.1 of the Credit Agreement is amended by adding the following new subsection 6.1.3 thereto:

     6.1.3. All Reductions. All reductions of the Commitment (whether voluntary or mandatory) shall be deemed to be reductions of that portion of the Commitment attributable to the Additional Commitment unless the Company otherwise specifies to the Administrative Agent in writing at the time of such reduction.

     2.6 Section 6.2.5. Section 6.2.5 of the Credit Agreement is amended by inserting the following at the end thereof:

     All prepayments of Loans (whether voluntary or mandatory) shall first be applied to repayment of Loans advanced pursuant to the Original Commitment unless the Company otherwise specifies to the Administrative Agent in writing at the time of such prepayment.


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     2.7  Section 10.1.3.  Section 10.1.3 of the Credit Agreement is amended by inserting, following the words "the chief executive officer", the words ", the Vice President of Finance".

     2.8 Section 10.6.2. Section 10.6.2 of the Credit Agreement is amended in its entirety to read as follows:

     10.6.2 Senior Leverage Ratio. Not permit the Senior Leverage Ratio to exceed 3.5:1.0 at any time.

     2.9 Section 10.7(h). Section 10.7(h) of the Credit Agreement is amended by deleting the words "Amendment Effective Date" and inserting therefor the words "Closing Date".

     2.10 Section 10.8. Section 10.8 of the Credit Agreement is amended by inserting following the words "(whether now owned or hereafter acquired)," the words "including, without limitation, the Capital Stock of DTH,".

     2.11 Section 10.11. Section 10.11(c)(ii) of the Credit Agreement is amended (i) by deleting the figure "$5,000,000" and inserting "$6,000,000" therefor and (ii) deleting the figure "$8,000,000" and inserting "$9,000,000" therefor.

     2.12 Section 10.12(e). Section 10.12(e) of the Credit Agreement is amended in its entirety to read as follows:

     (e)   to make Restricted Payments permitted under Section 10.9(a)(1) and
(2) and Permitted Payments permitted under Section 10.9(b)(iii).

     2.13 Section 10.18. Clause (a) of Section 10.18 of the Credit Agreement is amended in its entirety to read as follows:

     (a) The obligations of the Company hereunder and under the other Loan Documents are secured by 65% of the issued and outstanding Capital Stock of Palestine Post, 50% of the issued and outstanding Capital Stock of JPEH, 80% of the issued and outstanding Capital Stock of STDS, and 100% of the capital stock of all other Restricted Subsidiaries (except AP-91 and its Subsidiaries and APAC-90 8% Preferred Shares) and guaranteed by all the Restricted Subsidiaries (other than AP-91's Subsidiaries, Palestine Post, JPEH, JPPL and STDS) (including, promptly upon the acquisition or creation thereof, any Restricted Subsidiary created or acquired after the date hereof),

     2.14 Section 10.35. Section 10 of the Credit Agreement is amended by inserting the following Section 10.35 at the end thereof:


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     10.35.  Additional Collateral.  Promptly upon termination of the Holdco
Facility, pledge (or cause Hollinger International to pledge) any promissory notes executed by FDTH in favor of the Company, Hollinger International or any intermediate subsidiary between the Company and Hollinger International) pursuant to the Holdco Pledge Agreement together with such endorsements and other documentation, including evidence of necessary authorization and opinions of counsel, as in the opinion of the Administrative Agent are appropriate.

     2.15 Section 11.2.2. Section 11.2.2 of the Credit Agreement is amended in its entirety to read as follows:

     11.2.2 Holdco Facility and FDTH Credit Agreement. The Administrative Agent shall have received evidence, reasonably satisfactory to the Administrative Agent, that each of the Holdco Facility and the FDTH Credit Agreement has closed on terms and conditions reasonably satisfactory to the Administrative Agent (or equity and/or debt proceeds are available in lieu of the Holdco Facility and/or a portion of the commitments under the FDTH Credit Agreement) and that sufficient cash will be available to the Company to consummate the Scheme and to repay certain Telegraph debt, taking into account the Loans hereunder and the loans under the Holdco Facility and the FDTH Credit Agreement (or equity and/or debt proceeds in lieu thereof).

     2.16 Section 11.2. Section 11.2 of the Credit Agreement is amended by inserting a new Section 11.2.14 as follows:

     11.2.14 DTH/FDTH Preference Share Agreement. Hollinger Inc. shall have entered into an agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent whereby Hollinger Inc. agrees not to exercise its rights under the DTH/FDTH Preference Share Agreement dated October 13, 1995 between Hollinger Inc. and Hollinger International.

     2.17 Section 12.1.5. Section 12.1.5 of the Credit Agreement is amended by inserting the words "or 10.35" immediately following the words "Section 10.18".

     2.18 Section 12.1.12. Section 12.1.12 of the Credit Agreement is amended by inserting, after the words "any Guarantor" each time they appear, the phrase "or, any other Person other than the Administrative Agent who is a party to a Collateral Document".

     2.19 Schedule 1.1.  Schedule 1.1 of the Credit Agreement is deleted and
Schedule 1.1 hereto is substituted therefor.


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     2.20 Schedule 10.7.  Schedule 10.7 of the Credit Agreement is deleted in its entirety and Schedule 10.7 attached hereto is substituted therefor.

     2.21 Schedule 14.3. Schedule 14.3 of the Credit Agreement is deleted in its entirety and Schedule 14.3 attached hereto is substituted therefor, and the Company hereby notifies the Administrative Agent and the Lenders that notices under all Loan Documents to all Guarantors should be given to the address set forth on Schedule 14.3

     2.22 Exhibit B. Exhibit B to the Credit Agreement is deleted in its entirety and Exhibit B to this Amendment is substituted therefor.

     2.23 Exhibit E. Exhibit E-2 of the Credit Agreement is amended by deleting references to the stock of DTH appearing on Schedule I thereto.

     SECTION 3 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to execute and deliver this Amendment, the Company hereby represents and warrants to each Lender and to the Administrative Agent that:

     (a) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

     (b) the warranties of the Company contained in Section 9 of the Credit Agreement are true and correct as of the date hereof, with the same effect as though made on such date.

     SECTION 4 CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2 hereof shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Administrative Agent:

     (a) six counterparts of this Amendment executed by all of the parties hereto;

     (b) six reaffirmations executed by each Guarantor and Holdco substantially in the form of Exhibit A hereto (the "Second Reaffirmation");

     (c) a Note duly executed by the Company in favor of each Lender and substantially in the form of Exhibit A to the Credit Agreement;


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     (d)   certified copies of the resolutions of the Board of Directors of the
Company, Holdco and the Guarantors authorizing or ratifying the execution, delivery and performance of the Loan Documents required to be delivered by it hereunder;

     (e) a certificate of an authorized officer of the Company as to satisfaction of items set forth in Section 3 of this Amendment;

     (f) an opinion of Kirkpatrick & Lockhart LLP, counsel to the Company and the Guarantors, in form and substance satisfactory to the Administrative Agent; and

     (g) such other documents as the Administrative Agent or any Lender may reasonably request;

provided, however, that the amendments provided for in Section 2.2 of this Amendment establishing a Sterling sublimit and in Section 2.14 of this Amendment increasing the Commitment from $125,000,000 to $150,000,000 shall only be effective upon (i) satisfaction of the conditions set forth in Sections 4(a) through 4(f) above, (ii) termination of the Holdco Facility and (iii) reduction in the commitments under FDTH Credit Agreement by $75,000,000.

     SECTION 5 APPLICATION OF DEBT/EQUITY PROCEEDS. Hollinger International entered into underwriting agreements on August 1, 1996 to issue (a) 10,000,000 shares of its Class A Common Stock (the "Equity Offering"), plus an additional 1,500,000 shares subject to over-allotment options (the "Equity Greenshoe") and
(b) 18,000,000 9.75% Preferred Redeemable Increased Dividend Equity Securities (the "PRIDES Offering") depositary shares representing one half share of Series B Convertible Preferred Stock, plus an additional 2,700,000 PRIDES subject to over-allotment options (the "PRIDES Greenshoe"). The Lenders agree that notwithstanding the provisions of Section 6 of the Credit Agreement, the Debt/Equity Proceeds from the Equity Offering, the PRIDES Offering, the Equity Greenshoe, if any, and the PRIDES Greenshoe, if any (collectively the "Equity/PRIDE Proceeds") shall be applied as follows:

     (a) the first $100,000,000 of Equity/PRIDE Proceeds shall be used to replace the funds which would have been provided by the Holdco Facility,

     (b) the next $75,000,000 of Equity/PRIDE Proceeds shall be used to replace the funds which would have been available absent the $75,000,000 mandatory commitment reduction under the FDTH Credit Agreement, and


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     (c)   thereafter, 50% of the Equity/PRIDE Proceeds remaining after the applications required under subsections (a) and (b) above shall be applied as a permanent repayment of the CIBC Credit Facility such repayment to be made within ten Business Days of receipt of such Equity/PRIDE Proceeds and 50% may be retained by Hollinger International.

     SECTION 6 FIRST AMENDMENT EFFECTIVE DATE ASSIGNMENTS. By its execution of this Amendment TD Texas agrees, and by its execution of this Amendment each of the lenders set forth on Schedule 1.1 attached hereto other than TD Texas (each an "Assignee Lender" and collectively the "Assignee Lenders") agrees, that:

     (a) effective as of the First Amendment Effective Date, (i) TD Texas (the "Assignor Lender") will sell and assign an interest in and to 16.666666667% of the Assignor Lender's respective rights and obligations under the Commitment and its participation in Letters of Credit existing as of the First Amendment Effective Date (such Commitment and participation in Letters of Credit of the Assignor Lender being the "Assigned Interests") to each Assignee Lender, and
(ii) after giving effect to and on the First Amendment Effective Date, each Assignee Lender will purchase and assume the Assigned Interests;

     (b) as of the First Amendment Effective Date, prior to giving effect to any assignment, purchase or assumption under this Section 5 as of such date, the Assignor Lender represents and warrants, as to the assignment effected by the Assignor Lender, that as of the Effective Date: (i) it has 100% of the Commitment under the Credit Agreement; and (ii) that the Assignor Lender is the legal and beneficial owner of the Assigned Interests being assigned by it hereunder and that such Assigned Interests are free and clear of any adverse claim or encumbrance by the Assignor Lender;

     (c) each of the Assignor Lender and each Assignee Lender confirms and agrees with each other as to the assignment effected by the Assignor Lender and to the purchase and assumption effected by such Assignee Lender, as the case may be, as follows: (i) except as set forth in Section 6(b), the Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or this Amendment or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other "Loan Document" (as defined in the Credit Agreement), this Amendment or any other Loan


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Document; (ii) the Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any Guarantor or the performance or observance by the Company or any Guarantor of any of its obligations under the Credit Agreement, any other "Loan Document" (as defined in the Credit Agreement), this Amendment or any other Loan Document; (iii) each Assignee Lender confirms that it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to execute and deliver this Amendment and agrees that it shall have no recourse against, any Agent, the Issuing Bank, the Assignor Lender or any other Lender with respect to any matters relating to the Credit Agreement or this Amendment; and (iv) each Assignee Lender will, independently and without reliance upon any Agent, the Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents;

     (d) effective as of the First Amendment Effective Date, (i) each Assignee Lender shall be and be deemed a party to the Credit Amendment and, to the extent provided in this Amendment, have the rights and obligations of a Lender hereunder and (ii) the Assignor Lender shall, to the extent provided herein, relinquish its rights and be released from its obligations under the Credit Amendment as to any assignment effected pursuant to this Section 6;

     (e) effective as of the First Amendment Effective Date, First Chicago shall be appointed Documentation Agent under the Credit Agreement; and

     (f) from and after the First Amendment Effective Date, the Administrative Agent shall make all payments under this Amendment in respect of the Assigned Interests assigned hereby (including, all payments of principal, interest and commitment fees with respect thereto) to each Assignee Lender as a Lender hereunder.

     SECTION 7 GENERAL.

     7.1 Reaffirmation of Loan Documents. From and after the date hereof, each reference that appears in any other Loan Document to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect, and shall remain in full force and effect.


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     7.2  Counterparts; Effectiveness.  This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     7.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS WITH RESPECT THERETO.

     7.4 Loan Document. Each of this Amendment and the Reaffirmation is a Loan Document.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    HOLLINGER INTERNATIONAL PUBLISHING INC.


                                    By:  /s/ KENNETH SEROTA
                                       -------------------------
                                       Vice President


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                                    THE TORONTO-DOMINION BANK, as Issuing Bank

                                     By:  /s/ SOPHIA D. SGARBI
                                        -----------------------------
                                        Mgr. Syndications &
                                        Credit Admin.


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                                    TORONTO DOMINION (TEXAS), INC.,
                                    individually, as Managing Agent
                                    and as Administrative Agent


                                      By:  /s/ SOPHIA D. SGARBI
                                         ------------------------
                                           Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    individually, as Managing Agent
                                    and as Documentation Agent


                                      By:  /s/ JEFFREY B. BAKALAR
                                         ---------------------------
                                           Vice President

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, individually
                                   and as Managing Agent


                                     By:  /s/ RUSSELL D. SOLOMON
                                        -------------------------
                                          Vice President

                                   BARCLAYS BANK PLC, individually, as
                                   Managing Agent and as Syndication
                                   Agent


                                     By:  /s/ FRANK J. SISINNI
                                        ------------------------
                                          Director

                                                                    Exhibit A to
                                                                 First Amendment
                                                                       Agreement


                                    FORM OF
                              SECOND REAFFIRMATION

     THIS SECOND REAFFIRMATION (this "Second Reaffirmation")dated as of August 6, 1996, is made by the undersigned (collectively, the "Undersigned" and each an "Undersigned"), in favor of the Lenders and the Administrative Agent (each as defined below).

                              W I T N E S S E T H:

     WHEREAS, Hollinger International Publishing Inc. (the "Company"), The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank") and Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, together with any successors in such capacity, the "Administrative Agent") entered into that Amended and Restated Credit Agreement dated as of May 30, 1996 (the "Amended and Restated Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount of $125,000,000; and

     WHEREAS, each of the Undersigned was a party to one or more of the AP-91 Agreement, the Trademark Security Agreements, the Company Security Agreement, the Hollinger International Guaranty, the Holdco Pledge Agreement, the Company Pledge Agreement, the Reaffirmation and the Subsidiary Guaranty (collectively, the "Reaffirmed Documents" and each a "Reaffirmed Document") relating to the Amended and Restated Credit Agreement; and

     WHEREAS, the Company desires to increase the revolving loan commitment under the Amended and Restated Credit Agreement (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $150,000,000 would be made to the Company and to make certain other amendments; and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") to amend the Credit Agreement on the terms and conditions set forth in the First Amendment Agreement, dated as of an even date herewith, among the Company, the Lenders, the Issuing Bank, and the Administrative Agent (the "First Amendment Agreement") to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Company; and

     WHEREAS, as a condition precedent to the First Amendment Effective Date of the First Amendment Agreement, the Undersigned are required to execute and deliver this Second Reaffirmation; and

     WHEREAS, each Undersigned has duly authorized the execution, delivery, and performance of this Second Reaffirmation; and

     WHEREAS, it is in the best interests of each Undersigned to execute this Second Reaffirmation inasmuch as such Undersigned will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to enter into the First Amendment Agreement, each Undersigned agrees, for the benefit of the Lenders and the Administrative Agent, as follows:


                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. Capitalized terms used herein that are defined in the Amended and Restated Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

     SECTION 1.2. Trademark Security Agreements. "Trademark Security Agreements," as used in this Reaffirmation, means those four certain Trademark Securities Agreements, each dated as of February 7, 1996, as amended, modified or supplemented from time to time, executed by Chicago Sun-Times, Inc., Daily Southtown Inc., Pioneer Newspapers Inc., and Chicago Sun-Times Features, Inc., respectively.

                                  ARTICLE II.

                                 REAFFIRMATION

     SECTION 2.1. Reaffirmation. Each Reaffirmed Document remains in full force and effect and is hereby ratified and confirmed, and from and after the date hereof, each reference that appears in any of the Reaffirmed Documents to the Amended and Restated Credit Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement as amended by the First Amendment Agreement.

     SECTION 2.2. Subsidiary Note Acceleration. Each Undersigned which is the maker of a Subsidiary Note pledged to the Administrative Agent for the benefit of the Lenders hereby consents to acceleration of its Subsidiary Note in accordance with the terms of Section 6(c) of the Company Pledge Agreement.


                                  ARTICLE III.

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1. Loan Document. This Second Reaffirmation is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 3.2. Binding on Successors, Transferees and Assigns; Assignment of Reaffirmation. This Second Reaffirmation shall be binding upon each Undersigned and their respective successors, transferees and assigns, and all references herein to any Undersigned shall be deemed to include any of such Person's successor or successors, whether intermediate or remote.

     SECTION 3.3. Amendments, etc. No amendment to or waiver of any provision of this Second Reaffirmation, nor consent to any departure by any Undersigned herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Undersigned, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 3.4. Addresses for Notices to the Undersigned. All notices hereunder to any Undersigned shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such Undersigned in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

     SECTION 3.5. Section Captions. Section captions used in this Second Reaffirmation are for convenience of reference only, and shall not affect the construction of this Second Reaffirmation.

     SECTION 3.6. Severability. Wherever possible each provision of this Second Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Reaffirmation shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Reaffirmation.

     SECTION 3.7. Governing Law, Entire Agreement, Counterparts, etc. This Second Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws principles. This Second Reaffirmation and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto. This Second Reaffirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Reaffirmation. At any time after the date of this Second Reaffirmation, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Second Reaffirmation. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Second Reaffirmation.

     SECTION 3.8. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECOND REAFFIRMATION OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT ANY ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 3.9. Waiver of Jury Trial. EACH UNDERSIGNED AND, BY ACCEPTING THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECOND REAFFIRMATION, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

         IN WITNESS WHEREOF, each Undersigned has caused this Second Reaffirmation to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  HOLLINGER INTERNATIONAL INC.
                                  HOLLINGER INTERNATIONAL PUBLISHING HOLDINGS
                                  INC.  HOLLINGER INTERNATIONAL PUBLISHING INC.


                                  By:_______________________________

                                  Name:_____________________________
                                  Title:____________________________

                                  Address:         606 N. Van Buren
                                                   Marion, Illinois 62959

                                  Facsimile No.:____________________

                                  Attention:________________________

                                  With a copy to:

                                  Address:         401 North Wabash Avenue
                                                   Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:       Kenneth L. Serota

                                  AMERICAN PUBLISHING (1991) INC.


                                  By:__________________________________
                                  Name:________________________________
                                  Title:_______________________________

                                  Address:         606 N. Van Buren
                                                   Marion, Illinois 62959

                                  Facsimile No.:_______________________

                                  Attention:___________________________

                                  With a copy to:

                                  Address:         401 North Wabash Avenue
                                                   Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:       Kenneth L. Serota

                                  APAC-95 INC.
                                  AMERICAN PUBLISHING HOLDINGS INC.
                                  AMERICAN PUBLISHING SERVICES, INC.
                                  VALLEY CABLE T.V., INC.
                                  THE SUN-TIMES COMPANY
                                  AMERICAN PUBLISHING COMPANY
                                  APC 1993, INC.
                                  APMS-93, INC.
                                  CHICAGO SUN-TIMES, INC.
                                  CHICAGO SUN-TIMES FEATURES, INC.
                                  PIONEER NEWSPAPERS INC.
                                  STAR PUBLICATIONS, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________

                                  Address:         606 N. Van Buren
                                                   Marion, Illinois 62959

                                  Facsimile No.:_____________________

                                  Attention:_________________________

                                  With a copy to:

                                  Address:         401 North Wabash Avenue
                                                   Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:       Kenneth L. Serota

                                  APAC-95 INDIANA HOLDINGS, INC.
                                  APAC-95 KANSAS HOLDINGS, INC.
                                  APAC-95 KENTUCKY HOLDINGS, INC.
                                  APAC-95 MISSOURI HOLDINGS, INC.
                                  APAC-95 NEW YORK HOLDINGS, INC.
                                  APAC-95 OHIO HOLDINGS, INC.
                                  APAC-95 OKLAHOMA HOLDINGS, INC.
                                  APAC-95 TEXAS HOLDINGS, INC.
                                  APMS-95 INC.
                                  THE POST PUBLISHING COMPANY


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________

                                  Address:         606 N. Van Buren
                                                   Marion, Illinois 62959

                                  Facsimile No.:_____________________

                                  Attention:_________________________


                                  With a copy to:

                                  Address:         401 North Wabash Avenue
                                                   Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:       Kenneth L. Serota

                                  DAILY SOUTHTOWN INC.
                                  APAC-90 INC.
                                  APAC-90 ARKANSAS HOLDINGS, INC.
                                  APAC-90 CALIFORNIA HOLDINGS, INC.
                                  APAC-90 INDIANA HOLDINGS, INC.
                                  APAC-90 KANSAS HOLDINGS, INC.
                                  APAC-90 TEXAS HOLDINGS, INC.
                                  APAC-90 NORTH DAKOTA HOLDINGS, INC.
                                  APAC ILLINOIS HOLDINGS, INC.
                                  APC PENNSYLVANIA HOLDINGS, INC.
                                  APMS-90, INC.
                                  AMERICAN PUBLISHING COMPANY OF KENTUCKY
                                  AMERICAN PUBLISHING COMPANY OF NEBRASKA
                                  AMERICAN PUBLISHING COMPANY OF
                                           NORTH CAROLINA
                                  AMERICAN PUBLISHING COMPANY OF TENNESSEE
                                  KIRKSVILLE PUBLISHING COMPANY
                                  MERIDIAN STAR, INC.
                                  THE STATESMAN-EXAMINER, INC.
                                  SOUTHERN SISKIYOU NEWSPAPERS, INC.


                                  By:________________________________
                                  Name:______________________________
                                  Title:_____________________________

                                  Address:         606 N. Van Buren
                                                   Marion, Illinois 62959

                                  Facsimile No.:_____________________

                                  Attention:_________________________

                                  With a copy to:

                                  Address:         401 North Wabash Avenue
                                                   Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:       Kenneth L. Serota

                                 SCHEDULE 14.3

                             ADDRESSES FOR NOTICES


HOLLINGER INTERNATIONAL PUBLISHING INC.

Address:  10 Toronto Street
          Toronto, Ontario M5C2B7

Attention:       Jack Boultbee
Facsimile:       (416) 364-0832

With a copy to:

Address:         401 North Wabash Avenue
                 Chicago, Illinois  60611

Attention:  Kenneth L. Serota
Facsimile:  (312) 321-0629

With a copy to:

Kirkpatrick & Lockhart LLP
1500 Oliver Building
Pittsburgh, Pennsylvania  15222

Attention:  Jerry H. Owens
Facsimile:  (412) 355-6501


TORONTO DOMINION (TEXAS), INC.

Address:         909 Fannin, Suite 1700
                 Houston, Texas  77010

Attention:  Manager, Agency
Facsimile:  (713) 951-9921

THE TORONTO-DOMINION BANK

Address:         U.S.A. Division
                 31 West 52nd Street
                 New York, New York 10019

Attention:  Robert Stevens
Facsimile:  (212) 262-1928

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

Address:         335 Madison Avenue
                 New York, New York 10017

Attention:       Russ Solomon
Facsimile:       (212) 503-7173


BARCLAYS BANK PLC

Address:         388 Market Street
                 Suite 1700
                 San Francisco, California 94111

Attention:       Frank Sisinni
Facsimile:       (415) 765-4760


THE FIRST NATIONAL BANK OF CHICAGO

Address:         1 First National Plaza
                 Suite 0629
                 Chicago, Illinois 60670

Attention:       John Speer
Facsimile:       (312) 732-8587

                                 SCHEDULE 10.7

                                      DEBT